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                                                                   Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated March 25, 1999 in the Annual Report (Form 10-K) of Scottish Annuity & Life Holdings, Ltd. for the year ended December 31, 1998.






George Town, Grand Cayman
British West Indies
March 30, 1999